SECURITIES AND EXCHANGE COMMISSION



                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 April 15, 2002
                                (Date of Report)
                        (Date of earliest event reported)



                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                    (State or jurisdiction of incorporation)





                     0-11507                               13-5593032
------------------------------------             -------------------------------
              Commission File Number          IRS Employer Identification Number

          605 Third Avenue, New York, NY                   10158-0012
----------------------------------------        --------------------------------
      Address of principal executive offices               Zip Code

Registrant's telephone number, including area code:      (212) 850-6000
                                                --------------------------------





                This is the first page of a three page document.

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

               On April 15, 2002, the Board of Directors of John Wiley & Sons, Inc. ("the Company"), upon the recommendation of its Audit
               Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP (KPMG) to serve as the Company's independent public accountants for the fiscal year ending April 30, 2002.

               Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended April 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

               During the fiscal years ended April 30, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

               The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated April 15, 2002, stating its agreement with such statements.

               During the fiscal years ended April 30, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits
           -------------------------------------------------------------------

            (c)    Exhibits

                   16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                  John Wiley & Sons, Inc.




                                  /S/   William J. Pesce
                                  ---------------------------
                                  William J. Pesce
                                  President and Chief Executive Officer






Date:  April 15, 2002

                                                              Exhibit 16.1


                        [Arthur Andersen LLP Letterhead]


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


April 15, 2002


Dear Sir/Madam:

We have read the first, second, third and fourth paragraphs of Item 4 included in the Form 8-K dated April 15, 2002 of John Wiley & Sons, Inc. to be filed with the Securities Exchange Commission and are in agreement with the statements contained therein. Very truly yours,


/s/ Arthur Andersen LLP
Arthur Andersen LLP


cc:   Mr. Ellis E. Cousens, John Wiley & Sons, Inc.